SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2006

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------------------- ------------------------------------ (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 3.02. Unregistered Sales of Equity Securities.

Between March 30, 2006 and April 4, 2006, Ventiv Health, Inc. ("Ventiv") completed the following issuances of unregistered shares of its Common Stock, par value $0.001 per share (“Common Stock”). These shares were issued (i) in connection with the closing of the previously announced acquisitions of Synergos, LLP and Jeffrey Simbrow Associates ULC and (ii) pursuant to the earnout provisions of acquisition agreements entered into during 2004 and 2005:

Transaction	Number of Shares	Date of Issuance	Recipient(s)

HHI, L.L.C.	121,452	March 30, 2006	HHI, L.L.C.
Smith Hanley Holding Corp. and subsidiaries	61,103	March 30, 2006	Smith Hanley Holding Corp. and subsidiaries
Synergos, LLP	64,244	April 1, 2006	Synergos, LLP
Jeffrey Simbrow Associates ULC	56,063	April 1, 2006	former shareholders of Jeffrey Simbrow Associates ULC
Franklin Group, Inc. and Lincoln Ltd. Inc.	36,184	April 4, 2006	Franklin Group, Inc. and Lincoln Ltd., Inc.
Pharmaceutical Resource Solutions LLC	2,920	April 4, 2006	Pharmaceutical Resource Solutions LLC

The issuance of the foregoing shares of Common Stock was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: April 6, 2006 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)